Exhibit 10.5

                             STOCK PLEDGE AGREEMENT
                             ----------------------

            This STOCK PLEDGE AGREEMENT, dated as of February 1, 2002 (together with all amendments, if any, from time to time hereto, this "AGREEMENT") is between Precision Partners, Inc., a Delaware corporation (the "PLEDGOR") and GENERAL ELECTRIC CAPITAL CORPORATION, in its capacity as agent (together with any successor thereto appointed pursuant to the Credit Agreement, as hereinafter defined, the "AGENT") for the lenders from time to time party to the Credit Agreement referred to below.


                             W I T N E S S E T H:
                             - - - - - - - - - -

            Reference is made to that certain Credit Agreement, dated as even herewith (as amended, restated, supplemented, or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among (a) PRECISION PARTNERS, INC., a Delaware corporation ("PRECISION"), GALAXY INDUSTRIES CORPORATION, a Michigan corporation ("GALAXY"), MID STATE MACHINE PRODUCTS, a Maine corporation ("MID STATE"), NATIONWIDE PRECISION PRODUCTS CORP., a New York corporation ("NATIONWIDE"), GENERAL AUTOMATION, INC., an Illinois corporation ("GA"), GILLETTE MACHINE & TOOL CO., INC., a New York corporation ("Gillette") and GALAXY PRECISION PRODUCTS CORP., a Delaware corporation ("GPPC")(Precision, Galaxy, Mid State, Nationwide, GA, Gillette, and GPPC, together with their permitted successors and assigns being sometimes hereinafter called collectively, the "BORROWERS"); (b) PRECISION PARTNERS HOLDING COMPANY, a Delaware corporation (the "GUARANTOR"); (c) the Agent, (d) General Electric Capital Corporation, in its capacity as revolving credit agent (together with any successor thereto appointed pursuant to the Credit Agreement, the "REVOLVING CREDIT AGENT"), (e) GECC Capital Markets Group, Inc., as Lead Arranger, and (f) the Lenders, as hereinafter defined. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning ascribed thereto in the Credit Agreement.

            Pursuant to the terms of the Credit Agreement, (i) General Electric Capital Corporation, as revolving lender (together with any and all assignees or transferees thereof or successors thereto, the "REVOLVING LENDERS") have agreed to make available to the Borrowers a Revolving Loan facility pursuant to which the Revolving Lenders will from time to time make available to the Borrowers advances and letters of credit in an aggregate amount not to exceed $25,000,000 at any one time outstanding, (ii) GENERAL ELECTRIC CAPITAL CORPORATION and ABLECO FINANCE LLC, as term lenders (together with any and all assignees or transferees thereof or successors thereto, the "TERM LENDERS") have agreed to make available to the Borrowers a Term Loan in the aggregate principal amount of $44,050,000, and (iii) GENERAL ELECTRIC CAPITAL CORPORATION as lessor (together with any and all assignees or transferees thereof or successors thereto, the "LESSORS") have agreed to lease certain equipment to certain Borrowers pursuant to the Master Lease (the "MASTER LEASE") (the Term Lenders, the Revolving Lenders and the Lessors being hereinafter called collectively, the "LENDERS").

            Pledgor is the record and beneficial owner of the shares of Stock listed in Part A of Schedule I hereto and the owner of the promissory notes and instruments listed in Part B of Schedule I hereto.

            Pledgor benefits from the credit facilities made available to Borrowers under the Credit Agreement and the Master Lease.

            In order to induce Agent and Lenders to make the Loans and other Credit Accommodations as provided for in the Credit Agreement and the Master Lease, Pledgor has agreed to pledge the Pledged Collateral to Agent in accordance herewith.

            NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and to induce Lenders to make Loans and the other Credit Accommodations under the Credit Agreement and the Master Lease, it is agreed as follows:

            1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement or the Master Lease are used herein as therein defined, and the following shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

            "Bankruptcy Code" means title 11, United States Code, as amended from time to time, and any successor statute thereto.

            "Pledged Collateral" has the meaning assigned to such term in
            Section 2 hereof.

            "Pledged Entity" means an issuer of Pledged Shares or Pledged Indebtedness.

            "Pledged Indebtedness" means the Indebtedness evidenced by promissory notes and instruments listed on Part B of Schedule I hereto, as such Schedule shall be amended from time to time by any Pledge Amendment; provided, however that in no event shall any Indebtedness owing from one Credit Party to another Credit Party be construed as "Pledged Indebtedness"

            "Pledged Shares" means those shares listed on Part A of Schedule I hereto.

            "Secured Obligations" has the meaning assigned to such term in
            Section 3 hereof.

            2. Pledge. Pledgor hereby pledges to Agent, and grants to Agent for the benefit of Lenders, a security interest in all of the following (collectively, the "Pledged Collateral"):

                  a. the Pledged Shares and the certificates representing the Pledged Shares, and other rights, contractual or otherwise, in respect thereof, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares; and

                  b. such portion, as determined by Agent as provided in Section 6(d) below, of any additional shares of stock of a Pledged Entity from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares, and other rights, contractual or otherwise, in respect thereof, and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock; and

                  c. the Pledged Indebtedness and the promissory notes or instruments evidencing the Pledged Indebtedness, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the Pledged Indebtedness; and

                  d. all additional Indebtedness, other than any Indebtedness owing from one Credit Party to another, arising after the date hereof and owing to Pledgor and evidenced by promissory notes or other instruments, together with such promissory notes and instruments, and all interest, cash, instruments and other property and assets from time to time received, receivable or otherwise distributed in respect of or in exchange for any of that Pledged Indebtedness; and

                  e. all proceeds of any and all of the foregoing.

            3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of any kind under or in connection with the Credit Agreement, the Master Lease and the other Operative Documents and all obligations of Pledgor now or hereafter existing under this Agreement including, without limitation, all reasonable fees, costs and expenses whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

            4. Delivery of Pledged Collateral. All certificates and all promissory notes and instruments evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Agent, for itself and the benefit of Lenders, pursuant hereto. All Pledged Shares shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Agent and all promissory notes or other instruments evidencing the Pledged Indebtedness shall be indorsed by Pledgor.

            5. Representations and Warranties. Pledgor represents and warrants to Agent that:

                  a. Pledgor is, and at the time of delivery of the Pledged Shares to Agent will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral pledged by Pledgor free and clear of any Lien thereon or affecting the title thereto, except for Permitted Encumbrances and any Lien created by this Agreement; Pledgor is and at the time of delivery of the Pledged Indebtedness to Agent will be, the sole owner of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for Permitted Encumbrances and any Lien created by this Agreement;

                  b. All of the Pledged Shares issued by any Credit Party have been duly authorized, validly issued and are fully paid and non-assessable; to Pledgor's knowledge, all Pledged Shares issued by any Person other than a Credit Party have been duly authorized, validly issued and are fully paid and non-assessable; to Pledgor's knowledge, the Pledged Indebtedness has been duly authorized, authenticated or issued and delivered by, and is the legal, valid and binding obligation of, the Pledged Entities, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceeding in equity or at law);

                  c.    Pledgor  has the  right  and  requisite  authority  to
pledge,  assign,   transfer,   deliver,  deposit  and  set  over  the  Pledged
Collateral pledged by Pledgor to Agent  as provided herein;

                  d. None of the Pledged Shares issued by any Credit Party has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject; to Pledgor's knowledge, none of the other Pledged Shares issued by any Person other than a Credit Party or Pledged Indebtedness has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

                  e. As of the date hereof, all of the Pledged Shares are owned by Pledgor, and are represented by the certificates listed on Part A of Schedule I hereto. As of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Shares;

                  f. No consent or approval of any Governmental Authority or any other Person is required (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Agent of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as set forth in the Credit Agreement.

                  g. Upon the termination of security interests and the filing of termination statements and other releases delivered in connection with the Refinancing and upon the taking of the other actions required by Section 3.16 of the Credit Agreement, the pledge, assignment and delivery of the Pledged Collateral pursuant to this Agreement will create a valid first priority Lien on and a first priority perfected security interest in favor of the Agent for the benefit of Lenders in the Pledged Collateral and the proceeds thereof, securing the payment of the Secured Obligations, subject to no other Lien other than Permitted Encumbrances;

                  h. This Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether enforcement is sought by proceeding in equity or at law);

                  i.    The  Pledged   Shares   issued  by  any  Credit  Party
constitute 100% of the issued and outstanding shares of Stock of each Pledged Entity; and

                  j. Except as disclosed on Part C of Schedule I, to Pledgor's knowledge, none of the Pledged Indebtedness is subordinated in right of payment to other Indebtedness (except for the Secured Obligations). The representations and warranties set forth in this Section 5 shall survive the execution and delivery of this Agreement.

            6. Covenants. Pledgor covenants and agrees that until the Termination Date:

                  a. Without the prior written consent of Agent, Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to the Pledged Collateral, or any unpaid dividends, interest or other distributions or payments with respect to the Pledged Collateral or grant a Lien in the Pledged Collateral, unless otherwise expressly permitted by the Credit Agreement or the Master Lease;

                  b. Pledgor will, at its expense, promptly execute, acknowledge and deliver all such instruments and take all such actions as Agent from time to time may reasonably request in order to ensure to Agent and Lenders the benefits of the Liens in and to the Pledged Collateral intended to be created by this Agreement, including the filing of any necessary Code financing statements, which may be filed by Agent with or (to the extent permitted by law) without the signature of Pledgor, and will cooperate with Agent, at Pledgor's expense, in obtaining all necessary approvals and making all necessary filings under federal, state, local or foreign law in connection with such Liens or any sale or transfer of the Pledged Collateral;

                  c. Pledgor has and will defend the title to the Pledged Collateral and the Liens of Agent in the Pledged Collateral against the claim of any Person and will maintain and preserve such Liens;

                  d. Pledgor will, upon obtaining ownership of any additional Stock or promissory notes or instruments of a Pledged Entity or Stock or promissory notes or instruments otherwise required to be pledged to Agent pursuant to any of the Operative Documents, which Stock, notes or instruments are not already Pledged Collateral, promptly (and in any event within three (3) Business Days) deliver to Agent a Pledge Amendment, duly executed by Pledgor, in substantially the form of Schedule II hereto (a "Pledge Amendment") in respect of any such additional Stock, notes or instruments, pursuant to which Pledgor shall pledge to Agent all of such additional Stock, notes and instruments. Pledgor hereby authorizes Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares and Pledged Indebtedness listed on any Pledge Amendment delivered to Agent shall for all purposes hereunder be considered Pledged Collateral, until released pursuant to the terms of the Credit Agreement.

            7. Pledgor's Rights. As long as no Event of Default shall have occurred and be continuing and until written notice shall be given to Pledgor in accordance with Section 8(a) hereof:

                  a. Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral, or any part thereof for all purposes not prohibited under the provisions of this Agreement, the Credit Agreement, the Master Lease or any other Operative Document; provided, however, that no vote shall be cast, and no consent shall be given or action taken, which would have the effect of impairing the position or interest of Agent in respect of the Pledged Collateral or which would authorize, effect or consent to (unless and to the extent expressly permitted by the Credit Agreement or the Master Lease):

                        i. the dissolution or liquidation, in whole or in part, of a Pledged Entity;

                        ii. the consolidation or merger of a Pledged Entity with any other Person;

                        iii. the sale, disposition or encumbrance of all or substantially all of the assets of a Pledged Entity, except for Liens in favor of Agent or as otherwise permitted under the terms of the Credit Agreement or the Master Lease;

                        iv. any change in the authorized number of shares, the stated capital or the authorized share capital of a Pledged Entity or the issuance of any additional shares of its Stock; or

                        v.    the   alteration   of  the  voting  rights  with
                              respect to the Stock of a Pledged Entity.

                  b. Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Shares and Pledged Indebtedness to the extent not in violation of the Credit Agreement or the Master Lease other than any and all: (A) dividends and interest paid or payable other than in cash in respect of any Pledged Collateral, and instruments and other property received other than cash, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of a Pledged Entity; and (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, any Pledged Shares; provided, however, that until actually paid all rights to such distributions shall remain subject to the Lien created by this Agreement; and

                  c. all dividends and interest (other than such cash dividends and interest as are permitted to be paid to Pledgor in accordance with clause
(b) above) and all other distributions in respect of any of the Pledged Shares or Pledged Indebtedness, whenever paid or made, shall be delivered to Agent to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Agent, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Agent as Pledged Collateral in the same form as so received (with any necessary indorsement).

            8. Defaults and Remedies; Proxy.

                  a. Upon the occurrence of an Event of Default and during the continuation of such Event of Default, and following written notice to Pledgor, Agent (personally or through an agent) is hereby authorized and empowered to transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon, to notify each debtor with respect to the Pledged Indebtedness to make payment directly to the Agent, to collect any and all monies due or to become due to the Pledgor in respect of the Pledged Indebtedness (and the Pledgor hereby authorizes each such debtor to make such payment directly to the Agent without any duty of inquiry), to sell in one or more sales after ten (10) days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of the Pledged Collateral and to otherwise act with respect to the Pledged Collateral as though Agent was the outright owner thereof. Any sale shall be made at a public or private sale at Agent's place of business, or at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Agent may deem fair, and Agent may be the purchaser of the whole or any part of the Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each sale shall be made to the highest bidder, but Agent reserves the right to reject any and all bids at such sale which, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Agent. PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS AGENT AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE THE PLEDGED SHARES, WITH FULL POWER OF SUBSTITUTION TO DO SO UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT. THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION DATE. IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED SHARES, THE APPOINTMENT OF AGENT AS PROXY AND ATTORNEY-IN-FACT, SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE PLEDGED SHARES WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED SHARES ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PESON (INCLUDING THE ISSUER OF THE PLEDGED SHARES OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE OF AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, AGENT SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

                  b. If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral, the highest bid, if there be but one sale, shall be inadequate to discharge in full all the Secured Obligations, or if the Pledged Collateral be offered for sale in lots, if at any of such sales, the highest bid for the lot offered for sale would indicate to Agent, in its reasonable discretion, that the proceeds of the sales of the whole of the Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, Agent may, on one or more occasions and in its reasonable discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, however, that any sale or sales made after such postponement shall be after ten (10) days' notice to Pledgor.

                  c. If, at any time when Agent shall determine to exercise its right to sell the whole or any part of the Pledged Collateral hereunder, such Pledged Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Act, Agent may, in its discretion (subject only to applicable requirements of law), sell such Pledged Collateral or part thereof by private sale in such manner and under such circumstances as Agent may deem necessary or advisable, but subject to the other requirements of this Section 8, and shall not be required to effect registration or to cause the same to be effected. Without limiting the generality of the foregoing, in any such event, Agent in its reasonable discretion (x) may, in accordance with applicable securities laws, proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or part thereof could be or shall have been filed under said Act (or similar statute), (y) may approach and negotiate with a single possible purchaser to effect such sale, and (z) may restrict such sale to a purchaser who is an accredited investor under the Act and who will represent and agree that such purchaser is purchasing for its own account, for investment and not with a view to the distribution or sale of such Pledged Collateral or any part thereof. In addition to a private sale as provided above in this Section 8, if any of the Pledged Collateral shall not be freely distributable to the public without registration under the Act (or similar statute) at the time of any proposed sale pursuant to this Section 8, then Agent shall not be required to effect such registration or cause the same to be effected but, in its reasonable discretion (subject only to applicable requirements of law), may require that any sale hereunder (including a sale at auction) be conducted subject to restrictions:

                        i. as to the financial sophistication and ability of any Person permitted to bid or purchase at any such sale;

                        ii. as to the content of legends to be placed upon any certificates representing the Pledged Collateral sold in such sale, including restrictions on future transfer thereof;

                        iii. as to the representations required to be made by each Person bidding or purchasing at such sale relating to that Person's access to financial information about Pledgor and such Person's intentions as to the holding of the Pledged Collateral so sold for investment for its own account and not with a view to the distribution thereof; and

                        iv. as to such other matters as Agent may, in its reasonable discretion, deem necessary or appropriate in order that such sale (notwithstanding any failure so to register) may be effected in compliance with the Bankruptcy Code and other laws affecting the enforcement of creditors' rights and the Act and all applicable state securities laws.

                  d. Pledgor recognizes that Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (c) above. Pledgor also acknowledges that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit the Pledged Entity to register such securities for public sale under the Act, or under applicable state securities laws, even if Pledgor and the Pledged Entity would agree to do so.

                  e. Pledgor agrees to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power and remedy of Agent provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Agent of any one or more of such rights, powers or remedies. No failure or delay on the part of Agent to exercise any such right, power or remedy and no notice or demand which may be given to or made upon Pledgor by Agent with respect to any such remedies shall operate as a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

                  f. Pledgor further agrees that a breach of any of the covenants contained in this Section 8 will cause irreparable injury to Agent, that Agent shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this Section 8 shall be specifically enforceable against Pledgor, and Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing such obligations.

            9. Waiver. No delay on Agent's part in exercising any power of sale, Lien, option, remedy or other right hereunder, and no notice or demand which may be given to or made upon Pledgor by Agent with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Agent's right to take any action or to exercise any power of sale, Lien, option, remedy or any other right hereunder, without notice or demand, or prejudice Agent's rights as against Pledgor in any respect.

            10. Assignment. Agent may assign, indorse or transfer any instrument evidencing all or any part of the Secured Obligations as provided in, and in accordance with, the Credit Agreement and the Master Lease and the holder of such instrument shall be entitled to the benefits of this Agreement.

            11. Termination. Immediately following the Termination Date, Agent shall deliver to Pledgor the Pledged Collateral pledged by Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith (except as sold or otherwise disposed of or applied pursuant to the terms hereof), free and clear of the Liens hereof and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate. Agent shall execute and deliver to Pledgor upon Termination Date without recourse, representation or warranty, such documents as the Pledgor reasonably requests evidencing such release from the Lien hereof.

            12. Lien Absolute. All rights of Agent hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  a. any lack of validity or enforceability of the Credit Agreement, the Master Lease or any other Operative Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                  b. any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, the Master Lease, any other Operative Document or any other agreement or instrument governing or evidencing any Secured Obligations;

                  c. any exchange, release or non-perfection of any other Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

                  d.    the insolvency of any Credit Party; or

                  e.    any   other   circumstance   which   might   otherwise
constitute a defense available to, or a discharge of, Pledgor.

            13. Release. Pledgor consents and agrees that Agent may at any time, or from time to time, in its reasonable discretion and upon notice to Pledgor:

                  a. renew, extend or change the time of payment, and/or the manner, place or terms of payment of all or any part of the Secured Obligations as permitted by the Operative Documents; and

                  b. exchange, release and/or surrender all or any of the Collateral (including the Pledged Collateral), or any part thereof, by whomsoever deposited, which is now or may hereafter be held by Agent in connection with all or any of the Secured Obligations; all in such manner and upon such terms as Agent may deem reasonably proper, and upon notice to Pledgor, it being hereby agreed that Pledgor shall be and remain bound upon this Agreement, irrespective of the value or condition of any of the Collateral, and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Secured Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Credit Agreement, the Master Lease or any other agreement governing any Secured Obligations. Pledgor hereby waives notice of acceptance of this Agreement, and also presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and promptness in commencing suit against any party hereto or liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor.

            14. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or any Pledged Entity for liquidation or reorganization, should Pledgor or any Pledged Entity become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's or a Pledged Entity's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

            15. Miscellaneous.

                  a. Agent may execute any of its duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to its duties hereunder.

                  b. Pledgor agrees to promptly reimburse Agent for actual reasonable out-of-pocket expenses, including, without limitation, reasonable counsel fees, incurred by Agent in connection with the administration and enforcement of this Agreement.

                  c. Neither Agent, nor any of its respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

                  d. THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR AND ITS SUCCESSORS AND ASSIGNS (INCLUDING A DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, AGENT AND ITS PERMITTED SUCCESSORS AND ASSIGNS, AND SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF AGENT AND PLEDGOR.

            16. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or effect those portions of this Agreement which are valid.

            17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other a communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and either shall be delivered in person or sent by registered or certified mail, return receipt requested, with proper postage prepaid, or by facsimile transmission and confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided herein or so long as consistent with the Credit Agreement:

If to Agent, at:
                        General Electric Capital Corporation
                        401 Merritt Seven
                        Second Floor
                        Norwalk, CT 06856
                        Attention: Howard Norowitz
                        Fax No.: 203-229-1998

If to Pledgor, at:
                        100 Village Court
                        Suite 301
                        Hazlet, New Jersey 07730
                        Attention: Treasurer
                        Fax No. 732-335-3301


or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly served, given or delivered (a) upon the earlier of actual receipt and three (3) Business Days after deposit in the United States Mail, registered or certified mail, return receipt requested, with proper postage prepaid, (b) upon transmission, when sent by telecopy or other similar facsimile transmission (with such telecopy or facsimile promptly confirmed by delivery of a copy by personal delivery or United States Mail as otherwise provided in this
Section 17, (c) one (1) Business Day after deposit with a reputable overnight courier with all charges prepaid, or (d) when delivered, if hand-delivered by messenger or so long as consistent with the Credit Agreement. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

            18. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

            19. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement.

            20. Benefit of Lenders. All security interests granted or contemplated hereby shall be for the benefit of Agent and Lenders, and all proceeds or payments realized from the Pledged Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement and the Master Lease.

                            [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                          PRECISION PARTNERS, INC.



                                          By:  /s/  Frank Reilly
                                             ------------------------------
                                          Name:  Frank Reilly
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                          GENERAL ELECTRIC CAPITAL
                                          CORPORATION, as Agent

                                          By: /s/  Howard Norowitz
                                             ------------------------------
                                          Name:  Howard Norowitz
                                                 Its Duly Authorized Signatory

                                   SCHEDULE I

                                     PART A


                                 PLEDGED SHARES

--------------------------------------------------------------------------------


Pledged Entity         Class       Stock           Number     Percentage of
                       of Stock    Certificate     of Shares  Outstanding
                                    Number(s)                 Shares
--------------------------------------------------------------------------------
Nationwide Precision   Common      #2              100         100%
Products Corp.
--------------------------------------------------------------------------------
General Automation,    Common      #2              100         100%
Inc.
--------------------------------------------------------------------------------
Certified              Common     #104             9,305       100%
Fabricators, Inc.
--------------------------------------------------------------------------------
Galaxy Industries      Common     #60              7,193       100%
Corporation
--------------------------------------------------------------------------------
Gillette Machine &
Tool Co., Inc.         Common     #1               100         100%
--------------------------------------------------------------------------------
Mid State Machine
Products               Common     #161             808         100%
--------------------------------------------------------------------------------


                                     PART B
                                     ------

                              PLEDGED INDEBTEDNESS

                                      None.

                                   SCHEDULE II

                                PLEDGE AMENDMENT


            This Pledge Amendment, dated ____________ __, 20__ is delivered pursuant to Section 6(d) of the Pledge Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in Section 5 of the Pledge Agreement are and continue to be true and correct, both as to the promissory notes, instruments and shares pledged prior to this Pledge Amendment and as to the promissory notes, instruments and shares pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement, dated February 1, 2002, between undersigned, as Pledgor, and General Electric Capital Corporation, as Agent for the Lenders, (the "Pledge Agreement") and that the Pledged Shares and Pledged Indebtedness listed on this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in said Pledge Agreement and shall secure all Secured Obligations referred to in said Pledge Agreement. The undersigned acknowledges that any promissory notes, instruments or shares not included in the Pledged Collateral at the discretion of Agent may not otherwise be pledged except as permitted by the Operative Documents by Pledgor to any other Person or otherwise used as security for any obligations other than the Secured Obligations.

                                          PRECISION PARTNERS, INC.
                                          ------------------------


                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------------
                                          Title:
                                                ------------------------------


--------------------------------------------------------------------------------

Name and                                  Class        Certificate    Number
Address of Pledgor     Pledged Entity     of Stock      Number(s)     of Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
Pledged Entity        Initial             Issue Date   Maturity Date  Interest
                      Principal Amount                                Rate
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------